UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2015

Date of reporting period:  February 28, 2015

Item 1. Reports to Stockholders.

Classic Value Investing

Pzena Funds
Annual Report
FEBRUARY 28, 2015

PZENA MID CAP FOCUSED VALUE FUND
Investor Class PZVMX
Institutional Class PZIMX

PZENA EMERGING MARKETS FOCUSED VALUE FUND
Investor Class PZVEX
Institutional Class PZIEX

PZENA LONG/SHORT VALUE FUND
Investor Class PZVLX
Institutional Class PZILX

1-844-PZN-1996 (1-844-796-1996) • www.pzenafunds.com

Table of Contents

Letter to Shareholders	1

Pzena Funds Commentary
Pzena Mid Cap Focused Value Fund	2
Pzena Emerging Markets Focused Value Fund	4
Pzena Long/Short Value Fund	6

Pzena Mid Cap Focused Value Fund
Portfolio Allocation	8
Schedule of Investments	9

Pzena Emerging Markets Focused Value Fund
Portfolio Allocation	10
Schedule of Investments	11
Portfolio Diversification	14

Pzena Long/Short Value Fund
Portfolio Allocation	15
Schedule of Investments	16
Schedule of Securities Sold Short	18

Statements of Assets and Liabilities	20

Statements of Operations	21

Statements of Changes in Net Assets	22

Statement of Cash Flows – Pzena Long/Short Value Fund	23

Financial Highlights
Pzena Mid Cap Focused Value Fund	24
Pzena Emerging Markets Focused Value Fund	26
Pzena Long/Short Value Fund	28

Notes to Financial Statements	30

Report of Independent Registered Public Accounting Firm	39

Expense Example	40

Directors and Officers	42

Notice to Shareholders	44

Privacy Notice	45

Dear Shareholder,

The main issue on the forefront of investors’ minds recently has been energy.  This, combined with rising geopolitical concerns (in Ukraine and the Middle East) and, as the period progressed, disappointing economic data outside the U.S., impacted markets as investors sought out safety in yield and from companies with more stable earnings profiles.  Given this backdrop, the Pzena Mid Cap Focused Value Fund, the Pzena Emerging Markets Focused Value Fund and the Pzena Long/Short Value Fund (“Long/Short Fund”) (collectively, the “Funds”), with their focus on the economically sensitive sectors, underperformed their respective indices over the past six and 11 months.  We expect, however, that investors will eventually turn away from safety and yield as the global economy finds firmer footing, propelling valuations of businesses with leading franchises that have been left behind due to today’s uncertainties.  We believe the Funds are well-positioned to benefit.

Since launching our Funds on March 31, 2014, this is just our second opportunity to communicate with you; and so we’d like to take this opportunity to reiterate our approach to value investing.

The essential parts of our classic value investment philosophy have always been based on buying good businesses at low prices.  Value – or valuation – is the primary basis upon which all of our investment decisions are made.  We define investment opportunities as stocks whose prices are low (or, for shorts in our Long/Short Fund, stocks whose prices are high) relative to their intrinsic value, which we measure through an estimate of long-term normal earnings power.

While low valuation is a “must” for our making an investment in a company, understanding the quality of its business is also an integral part our investment process.  A good business in our view is one that has demonstrated the ability to earn a return in excess of its cost of capital over a full economic cycle.  This is not to say that the business isn’t cyclical, because it may be.  It is also not to say that current profitability is not low, because profitability is usually abnormally depressed when we are investing.  The key point is that, from a long-term perspective, the business has and should continue to generate strong returns on capital over a full cycle.

At Pzena, we maintain this deep value investment philosophy at all times, and have an unwavering commitment to fundamental research and our investment process.

We thank you for your support, and look forward to communicating with you over the coming months and years.

Best regards,

Pzena Investment Management, LLC

Pzena Mid Cap Focused Value Fund
Commentary
February 2015

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on March 31, 2014.  It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  This chart does not imply any future performance.

Total Cumulative Return Periods Ended February 28, 2015(1)

	One	Three	Six	Since
	Month	Month	Month	Inception
Pzena Mid Cap Focused Value Fund – Investor Class(1)	8.80%	5.72%	3.60%	8.36%
Pzena Mid Cap Focused Value Fund – Institutional Class(1)	8.79%	5.87%	3.85%	8.73%
Russell Midcap Value Index	4.10%	3.38%	4.68%	11.90%

(1)	Not annualized.
(2)	The Fund Commenced Operations on March 31, 2014.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 844.PZN.1996 (844.796.1996).  Short term performance is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.  The fund imposes a 1.00% redemption fee on shares held 30 days or less.  Performance does not reflect the redemption fee and, if it had, returns would have been lower.

PZVMX Expense Ratio: Gross 4.02%
PZIMX Expense Ratio: Gross 3.67%

Mid-cap equities had a strong run during the period.  Energy was the only sector to post negative returns; as a group, energy stocks were down more than 26%.  The Pzena Mid Cap Focused Value Fund (the “Fund”) lagged the benchmark, with the underperformance stemming from weakness among the industrials, and underweights to consumer staples and real estate investment trusts (REITS).  Despite the general oil industry collapse, our energy holdings were a relative contributor, as the Fund’s holdings performed considerably better than energy broadly.  Performance from our health care holdings (the index’s strongest sector) was very strong, and was the Fund’s largest relative contributor.

Within the Fund, Terex Corporation (“Terex”), KBR, Inc. and Superior Energy Services, Inc. (“Superior Energy”), were the weakest.  Terex, a manufacturer of specialty lifts and other equipment, was the largest individual detractor.  Terex’s stock fell on a combination of fears that the company’s exposure to the oil and gas sector would further push out the recovery in cranes while the strength in the U.S. dollar could potentially hurt profits from overseas.  Additionally, construction and cranes business remain challenging due to uncertainty in the non-residential construction sector.  KBR, Inc. an engineering and construction firm, suffered from several problem contracts and weak order growth throughout the reporting period.  On a long-term basis, we remain positive on the stock as a result of its strong

Pzena Mid Cap Focused Value Fund
Commentary (Continued)
February 2015

balance sheet and an expected pick-up in share buybacks, which are very accretive at the current share price.  Superior Energy, a mid-cap oil services company, suffered along with the rest of the energy sector in the general oil industry collapse.  We believe Superior Energy has a strong balance sheet and is well positioned to participate in an eventual rebound in capital spending by energy companies.

ON Semiconductor Corporation, a leading supplier of discrete analog and mixed-signal component to balanced range of end markets, was the Fund’s largest individual contributor, as the company reported strong fourth quarter 2014 results that beat consensus estimates and also provided better than expected first quarter 2015 revenue guidance as well as positive commentary around the (Image Sensor Group) integration.  Cigna Corporation, a leading national managed care provider, was another contributor as the stock rose on solid fourth quarter 2014 results.  Management also provided positive guidance for 2015.  Staples, Inc. also contributed to Fund performance.  The company was buoyed by the news of the merger with Office Depot, Inc. and its aggressive cost cuts and store closures, the benefits of which came through in the reporting period.

Looking forward, we continue to explore opportunities to find value through our dogmatic disciplined investment process.  The Fund continues to consist of companies that we see as high quality, with the largest exposure to insurance, advertising and technology, where we believe valuations are attractive.

Past performance does not guarantee future results.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies.  Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  These risks are greater for investments in emerging markets.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time.  Please refer to the Schedule of Investments for more information.

The Russell Mid Cap® Value Index is an unmanaged index that measures the performance of those Russell Mid Cap® companies with lower price-to-book ratios and lower forecasted growth rates.  The index cannot be invested in directly.

Must be preceded or accompanied by a prospectus.

Pzena Emerging Markets Focused Value Fund
Commentary
February 2015

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on March 31, 2014.  It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  This chart does not imply any future performance.

Total Cumulative Return Periods Ended February 28, 2015(1)
	One	Three	Six	Since
	Month	Month	Month	Inception
Pzena Emerging Markets Focused Value Fund – Investor Class(2)	3.79%	-5.80%	-17.30%	-9.28%
Pzena Emerging Markets Focused Value Fund – Institutional Class(2)	3.79%	-5.76%	-17.25%	-9.06%
MSCI Emerging Markets Index	3.10%	-1.07%	-8.30%	1.88%

(1)	Not annualized.
(2)	The Fund Commenced Operations on March 31, 2014.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 844.PZN.1996 (844.796.1996).  Short term performance is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.  The fund imposes a 1.00% redemption fee on shares held 60 days or less.  Performance does not reflect the redemption fee and, if it had, returns would have been lower.

PZVEX Expense Ratio: Gross: 5.47%
PZIEX Expense Ratio: Gross: 5.12%

After a strong start, emerging markets nearly gave back all the returns gained by the end of the reporting period.  It was a challenging and volatile time for emerging markets with the sharp fall in oil prices, increased tensions between Russia and the West, and an energized U.S. dollar.  The Pzena Emerging Markets Focused Value Fund (the “Fund”) significantly underperformed the benchmark for the entire period, largely driven by stock selection within the materials, industrial and energy sectors, and within Brazil, South Africa and Korea.

Within the Fund, Usiminas, the large Brazilian steel producer, declined the most, as the company fell on global weakness in steel as well as fears around auto volumes, ongoing concerns in Brazil, and management turnover.  The company’s well respected CEO was dismissed in midst of disagreement between the company’s two control holders.  A temporary CEO has been put in place while the issues between the two control holders are resolved.  Demand weakness as well as import competition weighed heavily on earnings during the year.  Within the industrials sector, Randon S.A. (“Randon”), a Brazilian manufacturer of trailers and truck parts, and Pacific Basin Shipping Limited (“Pacific Basin”), a Hong Kong-based shipping operator, detracted from performance.  Randon’s volumes have suffered due to weak demand in Brazil for its products, although it has generally maintained market share and

Pzena Emerging Markets Focused Value Fund
Commentary (Continued)
February 2015

effectively cut costs to shield margins.  Pacific Basin underperformed due to low shipping rates as a result of softer demand and increased supply of ship capacity.

The Fund’s performance was helped somewhat by stock selection within the telecommunications sector, with China Mobile Limited (“China Mobile”), the Fund’s largest individual contributor, posting strong results during the period.  The company continues to post impressive new customer numbers for its 4G offering that was introduced last year.  According to China Mobile, nearly 19 million new subscribers were added in December, taking the 4G customer tally to 90 million – a dominant market share – which already represents over 11% of the total subscriber base.  Thanks largely to this momentum in 4G, China Mobile’s shares have risen by 50% in the past year.  Another Chinese company, China Power International Development Limited, an independent power producer, was a strong contributor, as the effects of falling coal prices, resilient electricity demand and strong hydro generation conditions led to gains.

Looking ahead, we are enthusiastic about the opportunities we see in our research pipeline.  Despite, or perhaps because of, the volatility that has plagued emerging markets the past several years, we believe emerging markets appear cheap on valuation overall.  In fact, since they peaked in April 2011, emerging markets have underperformed developed markets by more than 40%.  Materials companies, in particular, have been screening as cheap, but it may still take some time for these opportunities to play out.  Our research suggests that over the past decade many expanded supply excessively to meet China’s booming demands.  We believe it will take some time for the supply/demand equilibrium to be restored.

Past performance does not guarantee future results.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies.  Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  These risks are greater for investments in emerging markets.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time.  Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI.  The index cannot be invested in directly.

Must be preceded or accompanied by a prospectus.

Pzena Long/Short Value Fund
Commentary
February 2015

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on March 31, 2014.  It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  This chart does not imply any future performance.

Total Cumulative Return Periods Ended February 28, 2015(1)
	One	Three	Six	Since
	Month	Month	Month	Inception
Pzena Long/Short Value Fund – Investor Class(2)	2.87%	-0.71%	-4.00%	-1.70%
Pzena Long/Short Value Fund – Institutional Class(2)	2.86%	-0.60%	-3.89%	-1.39%
Russell 1000® Index	5.78%	2.63%	6.00%	14.15%
BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index	0.00%	0.00%	0.01%	0.03%
50% Russell 1000® Index/50% BofA Merrill Lynch 0-3 Month
U.S. Treasury Bill Index	2.89%	1.36%	3.03%	6.97%

(1)	Not annualized.
(2)	The Fund Commenced Operations on March 31, 2014.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 844.PZN.1996 (844.796.1996).  Short term performance is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.  The fund imposes a 1.00% redemption fee on shares held 60 days or less.  Performance does not reflect the redemption fee and, if it had, returns would have been lower.

PZVLX Expense Ratio: Gross: 5.46%
PZILX Expense Ratio: Gross: 5.11%

Equity returns were strong during the period, the Russell 1000® Index was up by more than 14%, driven by health care, information technology and consumer staples.  Energy, with the collapse of oil prices, was the only sector to deliver negative returns.  In this environment, where investors tend to pay premium valuations for stable earners and higher dividend yielding companies (rather than exploiting undervaluation in cyclicals and financials), our deep value approach and 50% net exposure constrained performance.

The Pzena Long/Short Value Fund’s (the “Fund”) performance was hampered by its short book.  Short positions in biotech hurt performance as the stocks did extremely well on speculation of mergers and acquisitions based on a few announced deals during the reporting period.  In addition, shorts within information technology and consumer discretionary also posted significant gains.

Pzena Long/Short Value Fund
Commentary (Continued)
February 2015

With the substantial decline of the energy complex, long positions in Terex Corporation (“Terex”) and Superior Energy Services, Inc. (“Superior Energy”) were the Fund’s largest individual detractors.  Terex, a manufacturer of broad range of heavy equipment, was a significant detractor as the stock fell further on a combination of fears that the company’s exposure to the oil and gas sector would further push out the recovery in cranes, while the strength of the U.S. dollar could potentially hurt profits from overseas.  Superior Energy, a supplier of oilfield services and equipment, fell during the latter part of the reporting period as Brent crude declined.  The large global integrated companies declined less than exploration and production companies due to their downstream operations and production sharing agreements, and the services companies were the hardest hit.  In the short run, given the lack of intervention by the Organization of Petroleum Exporting Countries (OPEC), set contracts for drilling services and oil hedges, we believe the only true bottom is the marginal cash cost of unhedged production which is lower than today’s prices.  Our work is ongoing, but at this time we feel that positions of well capitalized diversified names continue to be most appropriate.

Long positions in Cigna Corporation, Staples, Inc. (“Staples”) and ON Semiconductor Corporation were constructive.  Cigna Corporation, a leading national managed care provider in the U.S., reported solid fourth quarter 2014 results that beat expectations; management reported strong earnings on moderating medical loss ratio trends during the period and provided positive guidance for 2015.  The company also showed disciplined execution of their growth strategy and investing in new capabilities while expanding their offerings.  Staples, the world’s largest office supplies company, performed well on the news due to aggressive cost cuts and store closures.  Additionally, Starboard Value LP, the activist investor who drove the Office Depot, Inc. (“Office Depot”) and OfficeMax, Inc. merger, disclosed a 5% stake in Staples and 10% stake in Office Depot.  The market was excited about the possibility of further consolidation in the office supply space, and a reduction in the number of industry participant from two players to one could be very beneficial to Staple’s long term prospects.  ON Semiconductor Corporation, a leading supplier of discrete analog and mixed-signal component to balanced range of end markets, had strong fourth quarter 2014 results that beat consensus estimates and also provided better than expected first quarter 2015 revenue guidance as well as positive commentary around the (Image Sensor Group) integration.

With the collapse in oil prices, there are now a wide range of companies across the entire energy spectrum populating the cheapest quintile of our investment universe, and we are assessing these opportunities.  We continue to find a host of opportunities in economically sensitive businesses across industries, which we exploit using our disciplined research process that have we been employing since inception of the firm.  Shorting opportunities continue to exist in our view, among dividend payers and stable earners.

Past performance does not guarantee future results.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies.  Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  These risks are greater for investments in emerging markets.  The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested in these securities.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time.  Please refer to the Schedule of Investments for more information.

Diversification does not assure a profit or protect against a loss in a declining market.

The Russell 1000® Index is an unmanaged index and is a subset of the Russell 3000® Index; it measures the performance of approximately 1000 of the largest securities based on a combination of their market cap and current index membership.  The index cannot be invested in directly.

The Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index measures the performance of short-term U.S. Government securities with a remaining term to final maturity of less than three months.  The index cannot be invested in directly.

The blended index represents a 50% weighting of the Russell 1000® Index, and a 50% weighting of the Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index, both described above.

Must be preceded or accompanied by a prospectus.

Pzena Mid Cap Focused Value Fund
Portfolio Allocation
February 28, 2015 (Unaudited)

The portfolio’s holdings and allocations are subject to change.  The percentages are of total investments as of February 28, 2015.

Pzena Mid Cap Focused Value Fund
Schedule of Investments
February 28, 2015

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 96.61%

Consumer Discretionary – 18.01%
Dana Holding Corp.	3,375	$73,744	2.89%
Interpublic Group
of Companies, Inc.	3,600	80,280	3.14%
News Corp. (a)	5,475	94,581	3.71%
Omnicom Group, Inc.	950	75,563	2.96%
Staples, Inc.	3,425	57,420	2.25%
TRW Automotive
Holdings Corp. (a)	750	78,180	3.06%
		459,768	18.01%

Energy – 8.68%
Baker Hughes, Inc.	1,025	64,073	2.51%
Murphy Oil Corp.	1,900	96,691	3.78%
Superior Energy Services, Inc.	2,725	60,985	2.39%
		221,749	8.68%

Financials – 34.29%
Assurant, Inc.	850	52,079	2.04%
Axis Capital Holdings, Ltd (b)	1,450	75,153	2.94%
Comerica, Inc.	1,325	60,659	2.37%
Invesco, Ltd (b)	1,250	50,338	1.97%
KeyCorp	5,275	73,481	2.88%
Legg Mason, Inc.	900	51,543	2.02%
Primerica, Inc.	875	46,148	1.81%
Progressive Corp.	2,625	69,956	2.74%
Regions Financial Corp.	6,950	66,789	2.61%
Synovus Financial Corp.	1,825	51,082	2.00%
Torchmark Corp.	1,462	77,851	3.05%
Validus Holdings, Ltd (b)	1,200	49,968	1.96%
Voya Financial, Inc.	1,400	61,866	2.42%
Webster Financial Corp.	750	25,898	1.01%
Willis Group Holdings PLC (b)	1,320	62,990	2.47%
		875,801	34.29%

Health Care – 5.79%
Cigna Corp.	713	86,722	3.39%
WellCare Health Plans, Inc. (a)	675	61,297	2.40%
		148,019	5.79%

Industrials – 15.21%
AECOM Technology Corp. (a)	2,439	73,316	2.88%
KBR, Inc.	3,600	58,644	2.30%
Masco Corp.	950	24,880	0.97%
Owens Corning, Inc.	1,375	54,533	2.13%
Parker Hannifin Corp.	575	70,547	2.76%
Stanley Black & Decker, Inc.	500	49,170	1.92%
Terex Corp.	2,100	57,561	2.25%
		388,651	15.21%

Information Technology – 14.63%
Arrow Electronics, Inc. (a)	850	52,666	2.06%
Avnet, Inc.	2,275	104,218	4.08%
Flextronics
International, Ltd (a)(b)	5,650	68,817	2.69%
ON Semiconductor Corp. (a)	8,000	102,000	3.99%
Tech Data Corp. (a)	775	46,112	1.81%
		373,813	14.63%
Total Common Stocks
(Cost $2,346,329)		2,467,801	96.61%

REITS – 3.01%

Lamar Advertising Co.	1,325	76,983	3.01%
Total REITS (Cost $68,506)		76,983	3.01%

SHORT-TERM INVESTMENTS – 1.55%

Short Term Treasury Investment –
Institutional Class, 0.01% (c)	39,571	39,571	1.55%
Total Short-Term Investments
(Cost $39,571)		39,571	1.55%
Total Investments
(Cost $2,454,406) – 101.17%		2,584,355	101.17%
Liabilities in Excess
of Other Assets – (1.17)%		(29,821)	(1.17)%
TOTAL NET ASSETS – 100.00%		$2,554,534	100.00%

Percentages are stated as a percent of net assets.

PLC	Public Limited Company
(a)	Non-Income Producing Security.
(b)	Foreign Issued Security.
(c)	Rate Shown is the 7-day yield as of February 28, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Focused Value Fund
Portfolio Allocation
February 28, 2015 (Unaudited)

The portfolio’s holdings and allocations are subject to change.  The percentages are of total investments as of February 28, 2015.

Pzena Emerging Markets Focused Value Fund
Schedule of Investments
February 28, 2015

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 90.72%

Brazil – 6.17%
Petroleo Brasileiro S.A.	84,900	$286,215	1.76%
Randon SA Implementos
e Participacoes	178,250	242,376	1.49%
Telefonica Brasil S.A. – ADR	17,275	320,279	1.97%
Usinas Siderurgicas
de Minas Gerais S.A. (a)	107,000	155,671	0.95%
		1,004,541	6.17%

China – 9.25%
Baoxin Auto Group, Ltd.	416,500	277,101	1.70%
China Coal Energy Co., Ltd.	190,000	102,401	0.63%
China Construction Bank Corp.	396,000	329,328	2.02%
China Dongxiang Group Co.	908,000	152,196	0.94%
China Shenhua
Energy Co., Ltd.	67,000	175,365	1.08%
China Shineway
Pharmaceutical Group, Ltd.	189,000	288,040	1.77%
Dongfeng Motor
Group Co., Ltd.	114,000	181,382	1.11%
		1,505,813	9.25%

Czech Republic – 1.86%
CEZ	12,000	302,905	1.86%

Hong Kong – 17.63%
China Agri-Industries
Holdings, Ltd.	812,000	326,651	2.01%
China Mobile, Ltd.	53,000	720,261	4.42%
China Power International
Development, Ltd.	788,000	409,453	2.52%
Dah Chong Hong
Holdings, Ltd.	299,000	178,880	1.10%
Kingboard Laminates
Holdings, Ltd.	438,000	190,882	1.17%
Pacific Basin Shipping, Ltd.	1,275,000	470,164	2.89%
Stella International
Holdings, Ltd.	75,000	194,371	1.19%
Texwinca Holdings, Ltd.	412,000	379,288	2.33%
		2,869,950	17.63%

Hungary – 3.73%
Magyar Telekom
Telecommunications PLC (a)	183,425	259,550	1.60%
OTP Bank PLC	21,900	346,705	2.13%
		606,255	3.73%

Malaysia – 2.40%
Genting Malaysia Berhad	342,900	391,043	2.40%

Poland – 2.39%
Cyfrowy Polsat S.A.	59,850	388,790	2.39%

Qatar – 1.01%
Industries Qatar Q.S.C.	3,850	163,891	1.01%

Republic of Korea – 15.32%
Dongbu Insurance Co., Ltd.	4,240	204,747	1.26%
Hana Financial Group, Inc.	12,240	335,679	2.06%
Hyundai Heavy
Industries Co., Inc.	1,825	199,535	1.23%
KB Financial Group, Inc.	6,410	227,771	1.40%
KB Financial Group,
Inc. – ADR (a)	850	30,286	0.19%
LG Electronics, Inc.	6,800	382,889	2.35%
POSCO	1,575	383,866	2.36%
Samsung Electronics Co., Ltd.	406	501,974	3.08%
Samsung Electronics Co.,
Ltd. – GDR	114	70,794	0.43%
Shinhan Financial
Group Co., Ltd.	3,490	138,958	0.85%
Shinhan Financial Group
Co., Ltd. – ADR (a)	450	17,865	0.11%
		2,494,364	15.32%

Russian Federation – 8.49%
Gazprom OAO – ADR	102,175	509,853	3.13%
Lukoil – ADR	8,950	433,180	2.66%
Rosneft Oil Co. – GDR	101,550	438,696	2.70%
		1,381,729	8.49%

South Africa – 4.41%
Aveng, Ltd. (a)	107,425	143,736	0.89%
Reunert, Ltd.	60,975	325,350	2.00%
Sasol	6,825	247,880	1.52%
		716,966	4.41%

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Focused Value Fund
Schedule of Investments (Continued)
February 28, 2015

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 90.72% (Continued)

Taiwan – 10.38%
Advanced Semiconductor
Engineering, Inc.	105,000	$141,427	0.87%
Advanced Semiconductor
Engineering, Inc. – ADR	5,075	36,032	0.22%
Compal Electronics, Inc.	545,000	423,436	2.60%
Compal Electronics,
Inc. – GDR (d)	11,925	46,233	0.28%
Hon Hai Precision
Industry Co., Ltd.	166,000	460,392	2.83%
Hon Hai Precision
Industry Co., Ltd. – GDR	12,848	70,664	0.43%
Taiwan Semiconductor
Manufacturing Co., Ltd.	91,000	436,093	2.68%
Taiwan Semiconductor
Manufacturing Co., Ltd. – ADR	3,100	76,043	0.47%
		1,690,320	10.38%

Thailand – 2.32%
Bangkok Bank
Public Co., Ltd.	9,900	56,344	0.35%
Bangkok Bank
Public Co., Ltd. – NVDR	56,700	320,943	1.97%
		377,287	2.32%

Turkey – 1.96%
Akbank T.A.S.	92,650	302,838	1.86%
Akbank T.A.S. – ADR	2,425	15,811	0.10%
		318,649	1.96%

United Arab Emirates – 2.32%
Abu Dhabi
Commercial Bank PJSC	37,250	78,093	0.48%
Union National Bank PJSC	183,550	299,849	1.84%
		377,942	2.32%

United States – 1.08%
Flextronics
International, Ltd. (a)	14,450	176,001	1.08%
Total Common Stocks
(Cost $15,450,307)		14,766,446	90.72%

PARTICIPATORY NOTES – 6.59% (c)

India – 5.96%
Bank of Baroda	35,500	104,015	0.64%
Bank of India	17,550	66,865	0.41%
HCL Technologies Ltd.	6,375	208,399	1.28%
Hindalco Industries Ltd.	92,700	232,677	1.43%
NTPC Ltd.	72,925	186,837	1.15%
National Hydroelectric
Power Corp., Ltd.	225,025	77,319	0.47%
Punjab National Bank	35,150	94,554	0.58%
		970,666	5.96%

Republic of Korea – 0.40%
Dongbu Insurance Co., Ltd. (a)	575	27,712	0.17%
Hana Financial Group, Inc.	1,375	37,636	0.23%
		65,348	0.40%

United Arab Emirates – 0.23%
Abu Dhabi
Commercial Bank PJSC (a)	4,350	9,119	0.06%
Union National Bank PJSC (a)	16,931	27,658	0.17%
		36,777	0.23%
Total Participatory Notes
(Cost $1,069,991)		1,072,791	6.59%

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Focused Value Fund
Schedule of Investments (Continued)
February 28, 2015

			% of
	Shares	Fair Value	Net Assets
SHORT-TERM INVESTMENTS – 2.08%

Short Term Treasury
Investment – Institutional
Class, 0.01% (b)	339,490	$339,490	2.08%
Total Short-Term Investments
(Cost $339,490)		339,490	2.08%
Total Investments
(Cost $16,859,788) – 99.39%		16,178,727	99.39%
Other Assets in
Excess of Liabilities – 0.61%		98,644	0.61%
TOTAL NET ASSETS – 100.00%		$16,277,371	100.00%

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
GDR	Global Depository Receipt
NVDR	Non-voting Depository Receipt
PJSC	Private Joint Stock Company
PLC	Public Limited Company
(a)	Non-Income Producing Security.
(b)	Rate Shown is the 7-day yield as of February 28, 2015.
(c)
Participatory notes (“P-notes”) allow an indirect investment in foreign securities without registration in those markets. In addition to normal risks associated with direct investments,P-notes are also subject to counterparty risk. The performance results of P-notes will not exactly replicate the  performance of the underlying securities due to transaction costs and other expenses.

(d)	Illiquid security: a security may be considered illiquid if it lacks a readily available market. As of February 28, 2015 the value of these investments was $46,233 or 0.28% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Focused Value Fund
Portfolio Diversification
February 28, 2015

		% of
	Value	Net Assets

COMMON STOCKS

Consumer Discretionary	$2,525,940	15.52%
Consumer Staples	326,651	2.01%
Energy	2,193,590	13.47%
Financials	2,705,215	16.62%
Health Care	288,040	1.77%
Industrials	1,545,053	9.49%
Information Technology	2,629,971	16.16%
Materials	539,537	3.31%
Telecommunication Services	1,300,090	7.99%
Utilities	712,359	4.38%
Total Common Stocks	14,766,446	90.72%

PARTICIPATORY NOTES

Financials	367,559	2.25%
Information Technology	208,399	1.28%
Materials	232,677	1.44%
Utilities	264,156	1.62%
Total Participatory Notes	1,072,791	6.59%
Short-Term Investments	339,490	2.08%
Total Investments	16,178,727	99.39%
Other Assets in Excess of Liabilities	98,644	0.61%
Total Net Assets	$16,277,371	100.00%

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Portfolio Allocation
February 28, 2015 (Unaudited)

The portfolio’s holdings and allocations are subject to change.  The percentages are of total investments on long securities as of February 28, 2015.

Pzena Long/Short Value Fund
Schedule of Investments
February 28, 2015

			% of
	Shares	Fair Value	Net Assets

COMMON STOCKS – 104.01%

Consumer Discretionary – 17.04%
Coach, Inc. (d)	550	$23,953	0.59%
DIRECTV (a)(d)	825	73,095	1.80%
Ford Motor Co. (d)	3,844	62,811	1.54%
GameStop Corp. (d)	607	22,441	0.55%
General Motors Co. (d)	1,259	46,973	1.15%
Interpublic Group
of Companies, Inc. (d)	5,042	112,436	2.75%
News Corp. (a)(d)	4,635	80,070	1.97%
Omnicom Group, Inc. (d)	1,096	87,176	2.14%
Staples, Inc. (d)	6,497	108,922	2.68%
TRW Automotive
Holdings Corp. (a)(d)	729	75,991	1.87%
		693,868	17.04%

Energy – 9.22%
Baker Hughes, Inc. (d)	1,307	81,701	2.01%
BP PLC – ADR (b)(d)	1,334	55,281	1.36%
ExxonMobil Corp. (d)	1,325	117,315	2.88%
Murphy Oil Corp. (d)	560	28,498	0.70%
Royal Dutch Shell
PLC – ADR (b)(d)	575	37,588	0.92%
Superior Energy
Services, Inc. (d)	2,462	55,100	1.35%
		375,483	9.22%

Financials – 29.98%
Aflac, Inc. (d)	336	20,916	0.51%
American International
Group, Inc. (d)	1,403	77,628	1.91%
Assurant, Inc. (d)	781	47,852	1.18%
Axis Capital
Holdings Ltd. (b)(d)	1,267	65,669	1.61%
Bank of America Corp. (d)	5,086	80,409	1.97%
Citigroup, Inc. (d)	1,647	86,335	2.12%
Franklin Resources, Inc. (d)	820	44,141	1.08%
Goldman Sachs Group, Inc. (d)	373	70,792	1.74%
JPMorgan Chase & Co. (d)	1,116	68,388	1.68%
Legg Mason, Inc. (d)	1,291	73,936	1.82%
Metlife, Inc. (d)	1,126	57,235	1.41%
Morgan Stanley (d)	2,034	72,797	1.79%
PartnerRe, Ltd (b)(d)	521	59,655	1.47%
PNC Financial
Services Group, Inc. (d)	713	65,567	1.61%
Progressive Corp. (d)	1,805	48,103	1.18%
Regions Financial Corp. (d)	1,951	18,749	0.46%
State Street Corp. (d)	1,057	78,694	1.93%
UBS Group AG (a)(b)(d)	1,947	34,053	0.84%
Validus Holdings, Ltd (b)(d)	1,263	52,591	1.29%
Voya Financial, Inc. (d)	1,385	61,203	1.50%
Wells Fargo & Co. (d)	652	35,723	0.88%
		1,220,436	29.98%

Health Care – 11.04%
Abbott Laboratories (d)	2,873	136,094	3.35%
Baxter International, Inc. (d)	755	52,208	1.28%
Cigna Corp. (d)	857	104,237	2.56%
Gilead Sciences, Inc. (a)(d)	678	70,193	1.72%
Patterson Companies, Inc. (d)	422	21,132	0.52%
Waters Corp. (a)(d)	544	65,487	1.61%
		449,351	11.04%

Industrials – 9.78%
AECOM Technology
Corp. (a)(d)	1,601	48,126	1.18%
Cummins, Inc. (d)	302	42,953	1.05%
Dover Corp. (d)	473	34,080	0.84%
Owens Corning, Inc. (d)	1,309	51,915	1.28%
Parker Hannifin Corp. (d)	597	73,245	1.80%
SPX Corp. (d)	521	46,437	1.14%
Stanley Black & Decker, Inc.	525	51,629	1.27%
Terex Corp. (d)	1,812	49,667	1.22%
		398,052	9.78%

Information Technology – 25.50%
Amdocs, Ltd (b)(d)	1,446	75,915	1.86%
Arrow Electronics, Inc. (a)(d)	642	39,778	0.98%
Avnet, Inc. (d)	2,290	104,905	2.58%
Cisco Systems, Inc. (d)	1,946	57,426	1.41%
Corning, Inc. (d)	2,513	61,317	1.51%
Global Payments, Inc. (d)	407	37,387	0.92%
Hewlett-Packard Co. (d)	4,035	140,579	3.44%
Intel Corp. (d)	1,759	58,487	1.44%
International Business
Machines Corp. (d)	137	22,186	0.54%
Jabil Circuit, Inc. (d)	2,162	47,499	1.17%
Microsoft Corp. (d)	2,008	88,051	2.16%
ON Semiconductor
Corp. (a)(d)	9,005	114,814	2.82%

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Investments (Continued)
February 28, 2015

			% of
	Shares	Fair Value	Net Assets

COMMON STOCKS – 104.01% (Continued)

Information Technology – 25.50% (Continued)
Oracle Corp. (d)	2,340	$102,539	2.52%
QUALCOMM, Inc. (d)	282	20,448	0.50%
Synopsys, Inc. (a)(d)	1,446	67,109	1.65%
		1,038,440	25.50%

Utilities – 1.45%
Exelon Corp. (d)	1,746	59,224	1.45%
Total Common Stocks
(Cost $4,085,303)		4,234,854	104.01%

REITS – 7.19%
Financials – 7.19%
Hospitality Properties Trust (d)	1,982	61,065	1.50%
Lamar Advertising Co. (d)	1,495	86,860	2.13%
Omega Healthcare
Investors, Inc. (d)	1,826	73,150	1.80%
Senior Housing
Properties Trust	3,215	71,855	1.76%
Total REITS (Cost $284,394)		292,930	7.19%

SHORT-TERM INVESTMENTS – 0.42%

Short Term Treasury
Investment – Institutional
Class, 0.01% (c)	17,178	$17,178	0.42%
Total Short-Term Investments
(Cost $17,178)		17,178	0.42%
Total Investments
(Cost $4,386,875) – 111.62%		4,544,962	111.62%
Liabilities in
Excess of Other Assets – (11.62)%		(473,233)	(11.62)%
TOTAL NET ASSETS – 100.00%		$4,071,729	100.00%

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non Income Producing Security.
(b)	Foreign Issued Security.
(c)	Rate shown is the 7-day yield as of February 28, 2015.
(d)	All or a portion of the security has been pledged in connection with open short securities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Securities Sold Short
February 28, 2015

			% of
	Shares	Fair Value	Net Assets

COMMON STOCKS – 54.59%

Consumer Discretionary – 12.27%
Amazon.com, Inc. (a)	80	$30,413	0.75%
Genuine Parts Co.	289	27,767	0.68%
Goodyear Tire & Rubber Co.	1,085	29,002	0.71%
Harman International
Industries, Inc.	229	31,600	0.78%
Hilton Worldwide
Holdings, Inc. (a)	1,210	34,207	0.84%
Kate Spade & Co. (a)	955	32,900	0.81%
Las Vegas Sands Corp.	546	31,067	0.76%
Lions Gate
Entertainment Corp. (b)	985	32,101	0.79%
MGM Resorts International (a)	1,463	31,791	0.78%
Netflix, Inc. (a)	75	35,618	0.87%
Polaris Industries, Inc.	207	31,739	0.78%
Six Flags Entertainment Corp.	709	32,111	0.79%
Starbucks Corp.	378	35,337	0.87%
Tesla Motors, Inc. (a)	140	28,468	0.70%
Tiffany & Co.	292	25,760	0.63%
Wynn Resorts Ltd.	209	29,783	0.73%
		499,664	12.27%

Consumer Staples – 1.68%
Estee Lauder Companies, Inc.	401	33,151	0.81%
WhiteWave Foods Co. (a)	862	35,299	0.87%
		68,450	1.68%

Energy – 6.15%
Cabot Oil & Gas Corp.	681	19,749	0.48%
Cheniere Energy, Inc. (a)	355	28,624	0.70%
Diamondback Energy, Inc. (a)	418	29,766	0.73%
EQT Corp.	252	20,112	0.49%
Pioneer Natural Resources Co.	205	31,266	0.77%
Range Resources Corp.	580	28,733	0.71%
Targa Resources Corp.	326	32,463	0.80%
Teekay Corp. (b)	614	27,163	0.67%
Williams Companies, Inc.	667	32,710	0.80%
		250,586	6.15%

Financials – 2.16%
Charles Schwab Corp.	1,018	29,868	0.74%
SLM Corp.	2,980	28,221	0.69%
TFS Financial Corp.	2,105	29,680	0.73%
		87,769	2.16%

Health Care – 7.50%
Alexion Pharmaceuticals, Inc. (a)	172	31,024	0.76%
Align Technology, Inc. (a)	525	30,109	0.74%
Athenahealth, Inc. (a)	208	26,430	0.65%
Endo International PLC (a)(b)	362	30,987	0.76%
Envision Healthcare
Holdings, Inc. (a)	830	30,395	0.75%
IDEXX Laboratories, Inc. (a)	161	25,250	0.62%
Illumina, Inc. (a)	122	23,846	0.59%
Intercept Pharmaceuticals,
Inc. (a)	129	28,557	0.70%
Perrigo Co. PLC (b)	185	28,577	0.70%
Seattle Genetics, Inc. (a)	630	22,837	0.56%
West Pharmaceutical
Services, Inc.	498	27,250	0.67%
		305,262	7.50%

Industrials – 9.42%
A.O. Smith Corp.	549	34,603	0.85%
Acuity Brands, Inc.	200	31,696	0.78%
Genesee & Wyoming, Inc. (a)	345	35,570	0.87%
HEICO Corp.	457	27,082	0.67%
Hexcel Corp.	745	35,447	0.87%
Kansas City Southern	255	29,539	0.73%
Pall Corp.	303	30,545	0.75%
Rollins, Inc.	948	31,796	0.78%
The Middleby Corp. (a)	288	30,704	0.75%
Union Pacific Corp.	250	30,065	0.74%
Waste Connections, Inc.	692	32,503	0.80%
Watsco, Inc.	290	34,000	0.83%
		383,550	9.42%

Information Technology – 8.34%
Akamai Technologies, Inc. (a)	366	25,441	0.63%
Cognex Corp. (a)	753	33,652	0.83%
CoStar Group, Inc. (a)	171	34,056	0.84%
EchoStar Corp. (a)	591	32,121	0.79%
FireEye, Inc. (a)	661	29,263	0.72%
Salesforce.com, Inc. (a)	519	36,008	0.88%
SunEdison, Inc. (a)	1,331	29,468	0.72%
Ultimate Software Group, Inc. (a)	210	34,575	0.85%
VMware, Inc. (a)	375	31,901	0.78%
Workday, Inc. (a)	361	30,866	0.76%
Yelp, Inc. (a)	461	22,128	0.54%
		339,479	8.34%

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Securities Sold Short (Continued)
February 28, 2015

			% of
	Shares	Fair Value	Net Assets

COMMON STOCKS – 54.59% (Continued)

Materials – 6.35%
Air Products & Chemicals, Inc.	211	$32,946	0.81%
MeadWestvaco Corp.	592	31,411	0.77%
Monsanto Co.	257	30,950	0.76%
NewMarket Corp.	76	35,804	0.88%
Platform Specialty
Products Corp. (a)	1,305	33,643	0.82%
PolyOne Corp.	790	31,395	0.77%
Valspar Corp.	357	30,934	0.76%
Vulcan Materials Co.	381	31,623	0.78%
		258,706	6.35%

Utilities – 0.72%
ITC Holdings Corp.	758	29,357	0.72%
Total Common Stocks
(Proceeds $2,085,306)		2,222,823	54.59%

REITS – 5.87%
Financials – 5.87%
Boston Properties, Inc.	207	28,444	0.70%
Plum Creek Timber
Company, Inc.	714	31,016	0.76%
Prologis, Inc.	708	30,239	0.74%
Public Storage	164	32,344	0.80%
Simon Property Group, Inc.	146	27,793	0.68%
SL Green Realty Corp.	253	32,113	0.79%
Taubman Centers, Inc.	395	28,574	0.70%
Vornado Realty Trust	258	28,390	0.70%
Total REITS
(Proceeds $229,008)		238,913	5.87%
TOTAL SECURITIES
SOLD SHORT
(Proceeds $2,314,314) – 60.46%		$2,461,736	60.46%

Percentages are stated as a percent of net assets.

As of February 28, 2015 securities and cash collateral of $4,270,119 has been pledged in connection with open short securities.

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Assets and Liabilities
February 28, 2015

	PZENA	PZENA	PZENA
	MID CAP	EMERGING MARKETS	LONG/SHORT
	FOCUSED VALUE	FOCUSED VALUE	VALUE
	FUND	FUND	FUND
ASSETS:
Investments in securities, at value
(cost $2,454,406, $16,859,788 and $4,386,875, respectively)	$2,584,355	$16,178,727	$4,544,962
Foreign currency, at value (cost $0, $7,590 and $0, respectively)	—	7,533	—
Cash	—	—	365
Deposits for short sales	—	—	2,477,763
Receivable for securities sold	—	102,656	—
Dividend and interest receivable	2,829	33,714	8,125
Receivable from Advisor	14,411	4,850	19,714
Prepaid expenses	18,133	18,133	18,133
Total Assets	2,619,728	16,345,613	7,069,062
LIABILITIES:
Short securities, at value (proceeds received $0, $0 and $2,314,314 respectively)	—	—	2,461,736
Due to broker	—	—	472,378
Dividend payable	—	—	1,510
Payable for securities purchased	9,162	4,444	—
Distribution fees payable	2,401	2,625	2,297
Accrued services fees	86	90	76
Accrued administration and accounting expenses	14,709	14,999	15,145
Accrued transfer agent fees and expenses	7,321	6,337	6,414
Accrued audit expense	15,900	15,900	15,900
Accrued legal fees	4,163	2,910	2,772
Accrued custody expenses	957	11,975	9,159
Accrued compliance fees	1,648	1,648	1,648
Accrued printing & mailing expenses	6,120	4,975	5,888
Payable to trustees	1,820	1,801	1,817
Accrued expenses and other payables	907	538	593
Total Liabilities	65,194	68,242	2,997,333
NET ASSETS	$2,554,534	$16,277,371	$4,071,729
NET ASSETS CONSIST OF:
Capital stock	$2,431,677	$17,235,804	$4,254,423
Accumulated net investment income (loss)	—	(20,826)	(4,420)
Accumulated net realized loss on investments	(7,092)	(256,514)	(188,939)
Unrealized net appreciation on:	—	—	—
Investments	129,949	(681,093)	158,087
Securities sold short	—	—	(147,422)
Total Net Assets	$2,554,534	$16,277,371	$4,071,729
NET ASSETS
Investor Class:
Net assets	$1,147,939	$1,185,671	$994,512
Shares outstanding (unlimited number of shares authorized, no par value)	109,259	131,229	106,746
Net asset value, offering price and redemption price per share(1)	$10.51	$9.04	$9.32
Institutional Class:
Net assets	$1,406,595	$15,091,700	$3,077,217
Shares outstanding (unlimited number of shares authorized, no par value)	133,769	1,668,911	329,243
Net asset value, offering price and redemption price per share(1)	$10.52	$9.04	$9.35

(1)
A redemption fee of 1.00% is assessed against shares redeemed within 30 days of purchase for the Mid Cap Focused Value Fund and 60 days for the Emerging Markets Focused Value and Long/Short Value Fund.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations
For the period March 31, 2014* through February 28, 2015

	PZENA	PZENA	PZENA
	MID CAP	EMERGING MARKETS	LONG/SHORT
	FOCUSED VALUE	FOCUSED VALUE	VALUE
	FUND	FUND	FUND
INVESTMENT INCOME:
Dividend income(1)	$27,033	$112,133	$50,897
Interest income	9	66	11
Total investment income	27,042	112,199	50,908

EXPENSES:
Administration and accounting fees (Note 4)	76,910	87,981	81,807
Transfer agent fees and expenses (Note 4)	33,208	33,994	32,675
Federal and state registration fees	31,533	31,533	31,533
Audit fees	15,900	15,900	15,900
Investment advisory fees (Note 4)	15,699	61,860	37,904
Chief Compliance Officer fees and expenses (Note 4)	9,148	9,148	9,148
Printing and mailing expense	7,498	7,498	7,498
Trustees’ fees and expenses	7,321	7,321	7,321
Legal fees	6,460	5,207	5,206
Custody fees (Note 4)	5,049	43,143	79,715
Distribution fees – Investor Class (Note 5)	2,401	2,624	2,297
Service fees – Investor Class (Note 6)	960	1,050	919
Other expenses	6,193	6,193	6,193
Total expenses before dividend expense on
securities sold short and interest expense	218,280	313,452	318,116
Dividend and interest expense on securities sold short	—	—	23,544
Interest expense	—	—	2,543
Total expenses before reimbursement from Advisor	218,280	313,452	344,203
Expense reimbursement from Advisor (Note 4)	(195,295)	(223,175)	(270,679)
Net expenses	22,985	90,277	73,524
NET INVESTMENT INCOME (LOSS)	$4,057	$21,922	$(22,616)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments
Investments	55,537	(261,105)	148,043
Securities sold short	—	—	(204,997)
Change in unrealized appreciation (depreciation) on investments
Investments	129,949	(681,093)	158,087
Securities sold short	—	—	(147,422)
Net gain (loss) on investments	185,486	(942,198)	(46,289)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$189,543	$(920,276)	$(68,905)

*	Commencement of Operations
(1)	Net of foreign taxes withheld of $0, $13,918 and $257, respectively.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Changes in Net Assets
February 28, 2015

	PZENA	PZENA	PZENA
	MID CAP	EMERGING MARKETS	LONG/SHORT
	FOCUSED VALUE	FOCUSED VALUE	VALUE
	FUND	FUND	FUND
	For the Period	For the Period	For the Period
	March 31, 2014*	March 31, 2014*	March 31, 2014*
	through	through	through
	February 28, 2015	February 28, 2015	February 28, 2015
OPERATIONS:
Net investment income (loss)	$4,057	$21,922	$(22,616)
Net realized gain (loss) on investments	55,537	(261,105)	(56,954)
Change in unrealized appreciation (depreciation) on investments	129,949	(681,093)	10,665
Net increase (decrease) in net assets resulting from operations	189,543	(920,276)	(68,905)

From Distributions
Net investment income – Institutional Class	(3,524)	(23,922)	—
Net investment income – Investor Class	(864)	(1,934)	—
Net realized gain on investments – Institutional Class	(31,545)	(10,346)	(79,909)
Net realized gain on investments – Investor Class	(30,753)	(2,064)	(51,409)
Net decrease in net assets resulting from distributions paid	(66,686)	(38,266)	(131,318)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,060,000	1,337,000	1,012,000
Proceeds from shares subscribed – Institutional Class	1,305,294	15,863,215	5,622,022
Net asset value of shares issued to shareholders in payment
of distributions declared – Investor Class	31,617	3,998	51,409
Net asset value of shares issued to shareholders in payment
of distributions declared – Institutional Class	35,069	31,700	79,909
Payments for shares redeemed – Institutional Class	(303)	—	(2,493,388)
Net increase in net assets derived from capital share transactions	2,431,677	17,235,913	4,271,952

TOTAL INCREASE IN NET ASSETS	2,554,534	16,277,371	4,071,729

NET ASSETS:
Beginning of period	—	—	—
End of period	$2,554,534	$16,277,371	$4,071,729

Accumulated net investment income (loss), end of period	$—	$(20,826)	$(4,420)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	105,969	130,769	101,206
Shares sold – Institutional Class	130,150	1,665,263	566,305
Shares issued in reinvestments of dividends and distributions – Investor Class	3,290	460	5,540
Shares issued in reinvestments of dividends and distributions – Institutional Class	3,649	3,648	8,592
Shares redeemed – Institutional Class	(30)	—	(245,654)
Net increase in shares outstanding	243,028	1,800,140	435,989

*	Commencement of Operations

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Statement of Cash Flows

For the Period
March 31, 2014*
through
February 28,
2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(68,905)
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(8,486,961)
Purchases to cover securities sold short	(4,036,977)
Proceeds from sales of long-term investments	4,265,307
Proceeds from securities sold short	6,146,294
Purchases of short-term investments, net	(17,178)
Net realized gain on investments	(148,043)
Net realized loss on short transactions	204,997
Change in unrealized appreciation on investments	(158,087)
Change in unrealized depreciation on short transactions	147,422
(Increases) decreases in operating assets:
Increase in dividends and interest receivable	(8,125)
Increase in deposits at broker for short sales	(2,477,763)
Increase in receivable from Advisor	(19,714)
Increase in prepaid expenses and other assets	(18,133)
Increases (decreases) in operating liabilities:
Increase in dividends payable on short positions	1,510
Decrease in payable to broker	472,378
Increase in payable for distribution fees	2,297
Increase in payable to Trustees	1,817
Increase in other accrued expenses	57,595
Net cash used in operating activities	(4,140,269)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	6,634,022
Payment on shares redeemed	(2,493,388)
Net cash provided by financing activities	4,140,634

Net change in cash	365

CASH:
Beginning balance	—
Ending balance	$365

SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	$2,543
Non-cash financing activities – distributions reinvested	131,318
Non-cash financing activities – increase in receivable for Fund shares sold	—
Non-cash financing activities – decrease in payable for Fund shares redeemed	—

*	Commencement of Operations

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Focused Value Fund – Investor Class
Financial Highlights
February 28, 2015

For a share outstanding throughout the period

	For the Period
	March 31, 2014(1)
	through
	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)	—
Net realized and unrealized gains on securities	0.81
Total from investment operations	0.81

Less distributions:
Dividends from net investment income	(0.01)
Dividends from net realized gains	(0.29)
Total distributions	(0.30)

Net asset value, end of period	$10.51

TOTAL RETURN	8.36	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000’s)	$1,148
Ratio of expenses to average net assets:
Before expense reimbursement	11.32	%(3)
After expense reimbursement	1.35	%(3)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(9.94	)%(3)
After expense reimbursement	0.03	%(3)
Portfolio turnover rate	22	%(2)(4)

(1)	The Fund commenced operations on March 31, 2014.
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Focused Value Fund – Institutional Class
Financial Highlights
February 28, 2015

For a share outstanding throughout the period

	For the Period
	March 31, 2014(1)
	through
	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.03
Net realized and unrealized gains on securities	0.81
Total from investment operations	0.84

Less distributions:
Dividends from net investment income	(0.03)
Dividends from net realized gains	(0.29)
Total distributions	(0.32)

Net asset value, end of period	$10.52

TOTAL RETURN	8.73	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000’s)	$1,407
Ratio of expenses to average net assets:
Before expense reimbursement	10.94	%(3)
After expense reimbursement	1.00	%(3)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(9.56	)%(3)
After expense reimbursement	0.38	%(3)
Portfolio turnover rate	22	%(2)(4)

(1)	The Fund commenced operations on March 31, 2014.
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Focused Value Fund – Investor Class
Financial Highlights
February 28, 2015

For a share outstanding throughout the period

	For the Period
	March 31, 2014(1)
	through
	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)	0.06
Net realized and unrealized gains (losses) on securities	(0.99)
Total from investment operations	(0.93)

Less distributions:
Dividends from net investment income	(0.01)
Dividends from net realized gains	(0.02)
Total distributions	(0.03)

Net asset value, end of period	$9.04

TOTAL RETURN	(9.28	)%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000’s)	$1,186
Ratio of expenses to average net assets:
Before expense reimbursement	7.95	%(3)
After expense reimbursement	1.75	%(3)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(5.50	)%(3)
After expense reimbursement	0.70	%(3)
Portfolio turnover rate	13	%(2)(4)

(1)	The Fund commenced operations on March 31, 2014.
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Focused Value Fund – Institutional Class
Financial Highlights
February 28, 2015

For a share outstanding throughout the period

	For the Period
	March 31, 2014(1)
	through
	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)	0.03
Net realized and unrealized gain (loss) on securities	(0.93)
Total from investment operations	(0.90)

Less distributions:
Dividends from net investment income	(0.04)
Dividends from net realized gains	(0.02)
Total distributions	(0.06)

Net asset value, end of period	$9.04

TOTAL RETURN	(9.06	)%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000’s)	$15,092
Ratio of expenses to average net assets:
Before expense reimbursement	4.48	%(3)
After expense reimbursement	1.40	%(3)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(2.79	)%(3)
After expense reimbursement	0.29	%(3)
Portfolio turnover rate	13	%(2)(4)

(1)	The Fund commenced operations on March 31, 2014.
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund – Investor Class
Financial Highlights
February 28, 2015

For a share outstanding throughout the period

	For the Period
	March 31, 2014(1)
	through
	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.07)
Total from investment operations	(0.17)

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(0.51)
Total distributions	(0.51)

Net asset value, end of period	$9.32

TOTAL RETURN	(1.70	)%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000’s)	$995
Ratio of expenses to average net assets:
Before expense reimbursement	14.15	%(3)
After expense reimbursement	3.12	%(3)
Ratio of expenses excluding dividend and interest expense on short positions to average net assets:
Before reimbursements and/or waivers	13.13	%(3)
After reimbursements and/or waivers	2.10	%(3)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(12.20	)%(3)(4)
After expense reimbursement	(1.17	)%(3)(4)
Portfolio turnover rate	148	%(2)(5)(6)

(1)	The Fund commenced operations on March 31, 2014.
(2)	Not Annualized.
(3)	Annualized.
(4)	The net investment loss ratios include dividend and interest expense on short positions.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.
(6)	Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund – Institutional Class
Financial Highlights
February 28, 2015

For a share outstanding throughout the period

	For the Period
	March 31, 2014(1)
	through
	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.10)
Total from investment operations	(0.14)

Less Distributions:
Dividends from net investment income	—
Dividends from net realized gains	(0.51)
Total distributions	(0.51)

Net asset value, end of period	$9.35

TOTAL RETURN	(1.39	)%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000’s)	$3,077
Ratio of expenses to average net assets:
Before expense reimbursement	13.32	%(3)
After expense reimbursement	2.79	%(3)
Ratio of expenses excluding dividend and interest expense on short positions to average net assets:
Before reimbursements and/or waivers	12.28	%(3)
After reimbursements and/or waivers	1.75	%(3)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(11.27	)%(3)(4)
After expense reimbursement	(0.74	)%(3)(4)
Portfolio turnover rate	148	%(2)(5)(6)

(1)	The Fund commenced operations on March 31, 2014.
(2)	Not Annualized.
(3)	Annualized.
(4)	The net investment loss ratios include dividend and interest expense on short positions.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.
(6)	Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Notes to Financial Statements
February 28, 2015

NOTE 1 – ORGANIZATION

The Pzena Mid Cap Focused Value Fund (the “Mid Cap Fund”), Pzena Emerging Markets Focused Value Fund (the “Emerging Markets Fund”), and the Pzena Long/Short Value Fund (the “Long/Short Fund”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”  Each of the Funds is a diversified fund and commenced operations on March 31, 2014.  The primary investment objective for each of the Funds is to achieve long-term capital appreciation.  Currently, each of the Funds offers Investor Class & Institutional Class shares.  Each class of shares differs principally in its respective distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken in the Funds’ 2015 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions, Dividends and Distributions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December.  The Funds may make any additional payment of dividends or distributions if they deem it desirable at any other time during the year. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Funds’ shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Funds are charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds proportionately based on allocation methods approved by the Board of Trustees (the “Board”).

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period ended February 28, 2015, the Funds made the following permanent tax adjustments on the Statements of Assets and Liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Mid Cap Focused Value Fund	331	(331)	—
Emerging Markets Focused Value Fund	(16,892)	17,001	(109)
Long/Short Value Fund	18,196	(667)	(17,529)

Redemption Fees – The Funds charge a 1% redemption fee to shareholders who redeem shares held for 30 days or less for the Mid Cap Focused Value Fund and 60 days for the Emerging Markets Focused Value Fund and the Long/Short Value Fund.  Such fees are retained by the applicable Fund and accounted for as an addition to paid-in capital.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2015

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Events Subsequent to the Fiscal Period End – In preparing the financial statements as of February 28, 2015, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements.

REITs – The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of each Fund’s distributions may also be designated as a return of capital.

Leverage and Short Sales – The Long/Short Value Fund may use leverage in connection with its investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.  The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short.  Such dividends and interest are recorded as an expense to the Fund.

Derivatives – The Funds have adopted the financial account reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s result of operations and financial position.  During the period ended February 28, 2015 the Funds did not hold any derivative instruments.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2015

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Participatory Notes – Participatory notes are valued with an evaluated price provided by an independent pricing service.  These securities will generally be classified in level 2 of the fair value hierarchy.

Debt Securities – Debt securities, such as corporate bonds, asset backed securities, mortgage backed securities, municipal bonds, U.S. Treasuries and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  Debt securities having a maturity of 60 days or less are valued at the evaluated mean between the bid and asked price.  These securities will generally be classified in level 2 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Funds intend to hold no more than 15% of its net assets in illiquid securities.

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144a securities, are not subject to the limitation on the Fund’s investment in illiquid securities if they are determined to be liquid in accordance with the procedures adopted by the Fund’s Board of Trustees.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determines its net asset value per share.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust that comprises representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2015

The following is a summary of the inputs used to value the Mid Cap Focused Value Fund’s securities as of February 28, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$459,768	$—	$—	$459,768
Energy	221,749	—	—	221,749
Financials	875,801	—	—	875,801
Health Care	148,019	—	—	148,019
Industrials	388,651	—	—	388,651
Information Technology	373,813	—	—	373,813
Total Common Stocks	2,467,801	—	—	2,467,801
REITs	76,983	—	—	76,983
Short-Term Investments	39,571	—	—	39,571
Total Investments in Securities	$2,584,355	$—	$—	$2,584,355

Transfers between levels are recognized at the end of the reporting period.  The Fund recognized no transfers between levels at February 28, 2015.  There were no level 3 securities held in the Fund during the period ended February 28, 2015.

The following is a summary of the inputs used to value the Emerging Markets Focused Value Fund’s securities as of February 28, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$1,004,541	$—	$—	$1,004,541
China	1,505,813	—	—	1,505,813
Czech Republic	302,905	—	—	302,905
Hong Kong	2,869,950	—	—	2,869,950
Hungary	606,255	—	—	606,255
Malaysia	391,043	—	—	391,043
Poland	388,790	—	—	388,790
Qatar	163,891	—	—	163,891
Republic of Korea	2,494,364	—	—	2,494,364
Russian Federation	1,381,729	—	—	1,381,729
South Africa	716,966	—	—	716,966
Taiwan	1,690,320	—	—	1,690,320
Thailand	377,287	—	—	377,287
Turkey	318,649	—	—	318,649
United Arab Emirates	377,942	—	—	377,942
United States	176,001	—	—	176,001
Total Common Stocks	14,766,446	—	—	14,766,446
Participatory Notes
India	—	970,666	—	970,666
Republic of Korea	—	65,348	—	65,348
United Arab Emirates	—	36,777	—	36,777
Total Participatory Notes	—	1,072,791	—	1,072,791
Short-Term Investments	339,490	—	—	339,490
Total Investments in Securities	$15,105,936	$1,072,791	$—	$16,178,727

Refer to the Fund’s Schedule of Investments for a detailed break-out of holdings by sector classifications.

Transfers between levels are recognized at the end of the reporting period.  The Fund recognized no transfers between levels at February 28, 2015.  There were no level 3 securities held in the Fund during the period ended February 28, 2015.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2015

The following is a summary of the inputs used to value the Long/Short Value Fund’s securities as of February 28, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$693,868	$—	$—	$693,868
Energy	375,483	—	—	375,483
Financials	1,220,436	—	—	1,220,436
Health Care	449,351	—	—	449,351
Industrials	398,052	—	—	398,052
Information Technology	1,038,440	—	—	1,038,440
Utilities	59,224	—	—	59,224
Total Common Stocks	4,234,854	—	—	4,234,854
REITs	292,930	—	—	292,930
Short-Term Investments	17,178	—	—	17,178
Total Investments in Securities	$4,544,962	$—	$—	$4,544,962

	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stock
Consumer Discretionary	$499,664	$—	$—	$499,664
Consumer Staples	68,450	—	—	68,450
Energy	250,586	—	—	250,586
Financials	87,769	—	—	87,769
Health Care	305,262	—	—	305,262
Industrials	383,550	—	—	383,550
Information Technology	339,479	—	—	339,479
Materials	258,706	—	—	258,706
Utilities	29,357	—	—	29,357
Total Common Stocks	2,222,823	—	—	2,222,823
REITs	238,913	—	—	238,913
Total Securities Sold Short	$2,461,736	$—	$—	$2,461,736

Transfers between levels are recognized at the end of the reporting period.  The Fund recognized no transfers between levels at February 28, 2015.  There were no level 3 securities held in the Fund during the period ended February 28, 2015.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Pzena Investment Management, LLC. (the “Advisor) pursuant to which the Advisor is responsible for providing investment management services to each Fund.  The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly management fee, based upon the average daily net assets of the Funds at the annual rates of:

Mid Cap Focused Value Fund	0.80%
Emerging Markets Focused Value Fund	1.00%
Long/Short Value Fund	1.50%

For the period ended February 28, 2015, the advisory fees incurred by each of the Funds were as follows: $15,699 for the Mid Cap Focused Value Fund, $61,860 for the Emerging Markets Focused Value Fund, and $37,904 for the Long/Short Value Fund. Advisory fees payable at February 28, 2015 were $1,532, 12,290, and 4,656 respectively.  The amounts shown on the Statements of Assets and Liabilities are net amounts due to/from the Advisor.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2015

The Funds are responsible for their own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Funds to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

Mid Cap Focused Value Fund
Investor Class	1.35%
Institutional Class	1.00%

Emerging Markets Focused Value Fund
Investor Class	1.75%
Institutional Class	1.40%

Long/Short Value Fund
Investor Class	2.10%
Institutional Class	1.75%

Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the period ended February 28, 2015, the Advisor reduced its fees in the amount of $195,295 for the Mid Cap Focused Value Fund, $223,175 for the Emerging Markets Focused Value Fund, and $270,679 for the Long/Short Value Fund. Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

2017
Mid Cap Focused Value Fund	$195,295
Emerging Markets Focused Value Fund	$223,175
Long/Short Value Fund	$270,679

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer, and transfer agent to the Fund.  U.S. Bank N.A. an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian.  For the period ended February 28, 2015, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

Mid Cap Focused Value Fund
Administration & accounting	$76,910
Custody	$5,049
Transfer agency(a)	$30,209
Chief Compliance Officer	$9,148

(a)	Does not include out-of-pocket expenses

Emerging Markets Focused Value Fund
Administration & accounting	$87,981
Custody	$43,143
Transfer agency(a)	$30,505
Chief Compliance Officer	$9,148

(a)	Does not include out-of-pocket expenses

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2015

Long/Short Value Fund
Administration & accounting	$81,807
Custody	$79,715
Transfer agency(a)	$30,125
Chief Compliance Officer	$9,148

(a)	Does not include out-of-pocket expenses

At February 28, 2015, the Funds had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Mid Cap Focused Value Fund
Administration & accounting	$14,709
Custody	$957
Transfer agency(a)	$5,807
Chief Compliance Officer	$1,648

(a)	Does not include out-of-pocket expenses

Emerging Markets Focused Value Fund
Administration & accounting	$14,999
Custody	$11,975
Transfer agency(a)	$5,723
Chief Compliance Officer	$1,648

(a)	Does not include out-of-pocket expenses

Long/Short Value Fund
Administration & accounting	$15,145
Custody	$9,159
Transfer agency(a)	$5,644
Chief Compliance Officer	$1,648

(a)	Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended February 28, 2015, the Mid Cap Focused Value Fund, Emerging Markets Focused Value Fund, and Long/Short Value Fund incurred distribution expenses on their Investor Class shares of $2,401, $2,624, and $2,297, respectively.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of 0.10% of the average daily net assets of the Investor Class shares.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2015

equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the period ended February 28, 2015, the Mid Cap Focused Value Fund, Emerging Markets Focused Value Fund, and Long/Short Value Fund incurred $960, $1,050 and $919, respectively, in shareholder servicing fees.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the period ended February 28, 2015, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Mid Cap Focused Value Fund	$2,860,811	$468,088
Emerging Markets Focused Value Fund	$17,636,136	$870,010
Long/Short Value Fund	$8,486,961	$4,259,788

There were no purchases or sales of long-term U.S. Government securities.

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940.  The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of February 28, 2015:

	Mid Cap Focused Value Fund
	Investor Class	Institutional Class
Pzena Investment Management, Inc.	94%	77%

	Emerging Markets Focused Value Fund
	Investor Class	Institutional Class
Pzena Investment Management, Inc.	76%	—
ValueQuest Partners LLC	—	47%

	Long/Short Value Fund
	Investor Class	Institutional Class
Pzena Investment Management, Inc.	99%	47%
Pzena Investment Management LLC	—	32%

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2015

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of February 28, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Mid Cap	Emerging
	Focused	Markets Focused	Long/Short
	Value Fund	Value Fund	Value Fund
Cost of investments(a)	$2,454,406	$16,859,788	$4,483,088
Gross unrealized appreciation	239,693	731,277	227,778
Gross unrealized depreciation	(109,734)	(1,412,338)	(165,904)
Net unrealized appreciation/depreciation	129,949	(681,061)	61,874
Undistributed ordinary income	—	—	—
Undistributed long-term capital gain	551	—	910
Total distributable earnings	551	—	910
Other accumulated gains/(losses)	(7,643)	(277,372)	(245,478)
Total accumulated earnings/(losses)	$122,857	$(958,433)	$(182,694)

(a)	The difference between the book basis and tax basis net unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

Other accumulated gains/(losses) consist of post-October losses, late year losses, and unrealized losses on short sales.  At February 28, 2015 the Long/Short Value Fund had $147,422 in unrealized losses on short sales.

At February 28, 2015, the Funds had no tax basis capital losses to offset future capital gains.

The tax character of distributions paid during the period ended February 28, 2015 were as follows:

Period Ended
February 28, 2015
Mid Cap Focused Value Fund
Ordinary income	$66,686

Period Ended
February 28, 2015
Emerging Markets Focused Value Fund
Ordinary income	$38,267

Period Ended
February 28, 2015
Long/Short Value Fund
Ordinary income	$131,318

At February 28, 2015, the following funds deferred, on a tax basis, post-October losses of:

	Post-October	Late Year Ordinary
	Capital Loss	Loss Deferral
Mid Cap Focused Value Fund	$7,643	$—
Emerging Markets Focused Value Fund	256,514	20,826
Long/Short Value Fund	93,636	4,420

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Pzena Funds

We have audited the accompanying statements of assets and liabilities of the Pzena Mid Cap Focused Value Fund, Pzena Emerging Markets Focused Value Fund and Pzena Long/Short Value Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of February 28, 2015, and with respect to the Pzena Mid Cap Focused Value Fund and the Pzena Emerging Markets Focused Value Fund the related statement of operations, the statement of changes in net assets, and the financial highlights for the period March 31, 2014 (commencement of operations) to February 28, 2015, with respect to Pzena Long/Short Value Fund the related statements of operations, statement of changes in net assets, statement of cash flows, and the financial highlights for the period March 31, 2014 (commencement of operations) to February 28, 2015.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pzena Mid Cap Focused Value Fund, Pzena Emerging Markets Focused Value Fund, and Pzena Long/Short Value Fund, as of February 28, 2015, the results of their operations, cash flows, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 29, 2015

Pzena Funds
Expense Example
February 28, 2015 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from September 1, 2014 to February 28, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Pzena Funds
Expense Example (Continued)
February 28, 2015 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Investor Class	9/1/14	2/28/15	9/1/14 – 2/28/15
Actual
Mid Cap Focused Value Fund – Investor Class	$1,000.00	$1,036.00	$6.82
Emerging Markets Focused Value Fund – Investor Class	$1,000.00	$827.00	$7.93
Long/Short Value Fund – Investor Class	$1,000.00	$960.00	$10.21

Hypothetical (5% return before expenses)
Mid Cap Focused Value Fund – Investor Class	$1,000.00	$1,018.10	$6.76
Emerging Markets Focused Value Fund – Investor Class	$1,000.00	$1,016.12	$8.75
Long/Short Value Fund – Investor Class	$1,000.00	$1,014.38	$10.49

(1)
Expenses are equal to the Mid Cap Focused Value Fund’s expense ratio of 1.35%, the Emerging Markets Focused Value Fund’s expense ratio of 1.75%, and the Long/Short Value Fund’s expense ratio of 2.10%,  multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the six-month period of operation).  The ending account values in the table are based on its actual total returns of the Investor Class shares of the Mid Cap Focused Value Fund, Emerging Markets Focused Value Fund, and the Long/Short Value Fund.  Each of the Fund’s Investor Class shares returned 3.60%, -17.30%, and -4.00% respectively.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Institutional Class	9/1/14	2/28/15	9/1/14 – 2/28/15
Actual
Mid Cap Focused Value Fund – Institutional Class	$1,000.00	$1,046.80	$5.07
Emerging Markets Focused Value Fund – Institutional Class	$1,000.00	$827.50	$6.34
Long/Short Value Fund – Institutional Class	$1,000.00	$961.10	$8.51

Hypothetical (5% return before expenses)
Mid Cap Focused Value Fund – Institutional Class	$1,000.00	$1,019.84	$5.01
Emerging Markets Focused Value Fund – Institutional Class	$1,000.00	$1,017.85	$7.00
Long/Short Value Fund – Institutional Class	$1,000.00	$1,016.12	$8.75

(2)
Expenses are equal to the Mid Cap Focused Value Fund’s expense ratio of 1.00%, the Emerging Markets Focused Value Fund’s expense ratio of 1.40%, and the Long/Short Value Fund’s expense ratio of 1.75%,  multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the six-month period of operation).  The ending account values in the table are based on its actual total returns of the Institutional Class shares of the Mid Cap Focused Value Fund, Emerging Markets Focused Value Fund, and the Long/Short Value Fund.  Each of the Fund’s Institutional Class shares returned 4.68%, -17.25%, and -3.89% respectively.

Pzena Funds
Directors and Officers

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served	Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	1	Trustee, Advisors
(age 68)		term	Delta Housing Corporation		Series Trust
615 E. Michigan Street		since	(collegiate housing management)		(for series not
Milwaukee, WI 53202		March	(2012 to present); Trustee		affiliated with
		2014.	and Chair (2000 to 2012),		the Fund);
			New Covenant Mutual Funds		Independent
			(1999-2012); Director and		Trustee from
			Board Member, Alpha Gamma		1999 to 2012,
			Delta Foundation (philanthropic		New Covenant
			organization) (2005 to 2011).		Mutual Funds.

Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial	1	Trustee, Advisors
(age 78)		term	Consultant and former		Series Trust
615 E. Michigan Street		since	Executive Vice President and		(for series not
Milwaukee, WI 53202		February	Chief Operating Officer of		affiliated with
		1997.	ICI Mutual Insurance Company		the Fund);
			(until January 1997).		Trustee, The
Forward Funds
(31 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly President,	1	Trustee, Advisors
(age 80)		term	Hotchkis and Wiley Funds		Series Trust
615 E. Michigan Street		since	(mutual funds) (1985 to 1993).		(for series not
Milwaukee, WI 53202		May 2002.			affiliated with
the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior	1	Trustee, Advisors
(age 75)		term	Vice President, Federal Home		Series Trust
615 E. Michigan Street		since	Loan Bank of San Francisco.		(for series not
Milwaukee, WI 53202		February			affiliated with
		1997.			the Fund).

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO, U.S. Bancorp	1	Trustee, Advisors
(age 67)	Trustee	term	Fund Services, LLC		Series Trust
615 E. Michigan Street		since	(May 1991 to present).		(for series not
Milwaukee, WI 53202		September			affiliated with
		2008.			the Fund).

Pzena Funds
Directors and Officers (Continued)

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Officers

Joe D. Redwine	Chairman and	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 67)	Chief Executive	term since	(May 1991 to present).
615 E. Michigan Street	Officer	September 2007.
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite	Senior Vice President, Compliance and Administration,
(age 47)	Principal Executive	term since	U.S. Bancorp Fund Services, LLC (March 1997 to present).
615 E. Michigan Street	Officer	June 2003.
Milwaukee, WI 53202

Cheryl L. King	Treasurer and	Indefinite	Vice President, Compliance and Administration,
(age 53)	Principal Financial	term since	U.S. Bancorp Fund Services, LLC (October 1998 to present).
615 E. Michigan Street	Officer	December 2007.
Milwaukee, WI 53202

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 43)	Treasurer	term since	U.S. Bancorp Fund Services, LLC (June 2005 to present).
615 E. Michigan Street		September 2013.
Milwaukee, WI 53202

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 44)	Treasurer	term since	U.S. Bancorp Fund Services, LLC (June 2004 to present).
615 E. Michigan Street		September 2013.
Milwaukee, WI 53202

Michael L. Ceccato	Vice President,	Indefinite	Senior Vice President, U.S. Bancorp Fund Services, LLC
(age 57)	Chief Compliance	term since	(February 2008 to present).
615 E. Michigan Street	Officer and AML	September 2009.
Milwaukee, WI 53202	Officer

Michelle M. Nelson, Esq.	Secretary	Indefinite	Vice President and Counsel, U.S. Bancorp Fund Services, LLC
(age 44)		term since	(November 2013 to present); Assistant General Counsel and
615 E. Michigan Street		January 2015.	Assistant Secretary, The Northwestern Mutual Life Insurance
Milwaukee, WI 53202			Company (December 2004 to November 2013).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 28, 2015, the Trust is comprised of 47 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

Pzena Funds
Notice to Shareholders
February 28, 2015 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2014

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2014 is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996). Furthermore, you can obtain a Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-844-PZN-1996 (1-844-796-1996).

Householding

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-PZN-1996 (1-844-796-1996) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Federal Tax Distribution Information

For the fiscal year ended February 28, 2015 certain dividend paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Mid Cap Focused Value Fund	31.22%
Emerging Markets Focused Value Fund	100.00%
Long/Short Value Fund	29.93%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2015 was as follows:

Mid Cap Focused Value Fund	29.53%
Emerging Markets Focused Value Fund	0.83%
Long/Short Value Fund	26.81%

Pzena Funds
Privacy Notice

The Funds collect non-public information about you from the following sources:

•   Information we receive about you on applications or other forms;

•   Information you give us orally; and/or

•   Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Pzena Investment Management, LLC
320 Park Avenue, 8th Floor
New York, New York 10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022-3205

Custodian
U.S. Bank N. A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, Wisconsin 53202

ZP-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 2/28/2015
Audit Fees	$38,100
Audit-Related Fees	-
Tax Fees	$9,600
All Other Fees	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 2/28/2015
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2015
Registrant	N/A
Registrant’s Investment Adviser	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
 Douglas G. Hess, President

Date     May 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date     May 8, 2015

By (Signature and Title)* /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date     May 8, 2015

* Print the name and title of each signing officer under his or her signature.